                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of report: October 8, 1999
                    Capita Equipment Receivables Trust 1997-1

      A New York            Commission File             I.R.S. Employer
     Corporation            No. 333-34793               No. 13-7135550

                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973)606-3500

Item. 5  Other
Capita Equipment Receivables Trust 1997-1
Monthly Servicing Report
Determination Date:                                                      October 8, 1999         Payment Date:     October 15, 1999
Collection Period:                                                    September 30, 1999

I.    Information Regarding the Contracts

  1.  Contract Pool Principal Balance
      a.      Beginning of Collection Period                                            $495,412,545
      b.      End of Collection Period                                                  $472,767,467
      c.      Reduction for Collection Period                                           $ 22,645,078
  2.  Delinquent Scheduled Payments
      a.      Beginning of Collection Period                                            $ 10,288,009
      b.      End of Collection Period                                                  $ 11,088,511
  3.  Liquidated Contracts
      a.      Number of Liquidated Contracts                                                     318
              with respect to Collection Period
      b.      Required Payoff Amounts of Liquidated Contracts                           $  2,201,044
      c.      Total Reserve for Liquidation Expenses                                    $        -
      d.      Total Liquidation Proceeds Received                                       $    227,075
      e.      Liquidation Proceeds Allocated to Owner Trust                             $    208,317
      f.      Liquidation Proceeds Allocated to Depositor                               $     18,759
      g.      Current Realized Losses                                                   $  1,992,728
  4.  Prepaid Contacts
      a.      Number of Prepaid Contracts with respect                                           116
              to Collection Period
      b.      Required Payoff Amounts of Prepaid Contracts                              $  1,015,235
  5.  Purchased Contracts (by TCC)
      a.      Number of Contracts Purchased by TCC with                                            0
              respect to Collection Period                                                         -
      b.      Required Payoff Amounts of Purchased Contracts                            $        -

6.  Delinquency Status of Contracts (End of Collection Period)

                        ----------------------------------------------------------------------------------------------
                                                                                                % of Aggregate
                            Number of                % of              Aggregate Required       Required Payoff
                            Contracts              Contracts             Payoff Amounts             Amounts
                        ----------------------------------------------------------------------------------------------
a.      Current             47,116                 88.75%                $ 436,215,426              90.15%
b.      31-60 days           2,668                  5.03%                $  25,125,360               5.19%
c.      61-90 days           1,385                  2.61%                $  10,354,870               2.14%
d.      91-120 days           863                   1.63%                $   5,464,689               1.13%
e.      120+ days            1,054                  1.99%                $   6,695,634               1.38%
f.      Total               53,086                 100.00%               $ 483,855,978             100.00%

7.  Historical Delinquency Experience with Respect to Contracts

 ---------------------------------------------------------------------------------------------------------------------------------
                           % of                      % of                          % of                    % of
                         Aggregate                 Aggregate                    Aggregate                Aggregate
                      Required Payoff           Required Payoff              Required Payoff          Required Payoff
                          Amounts                   Amounts                      Amounts                  Amounts
  Collection
    Periods         31-60 Days Past Due       61-90 Days Past Due          91-120 Days Past Due     120+ Days Past Due
 ---------------------------------------------------------------------------------------------------------------------------------
     09/30/99              5.19%                     2.14%                        1.13%                    1.38%
     08/31/99              4.43%                     2.01%                        1.19%                    1.22%
     07/31/99              4.53%                     2.14%                        1.21%                    1.27%
     06/30/99              5.01%                     2.02%                        1.19%                    1.31%
     05/31/99              5.77%                     2.37%                        1.10%                    1.38%
     04/30/99              5.01%                     2.11%                        0.86%                    1.09%
     03/31/99              5.41%                     2.06%                        0.92%                    1.15%
     02/28/99              5.60%                     2.08%                        1.15%                    1.24%
     01/31/99              5.46%                     2.19%                        0.94%                    1.11%
     12/31/98              5.26%                     1.86%                        0.90%                    0.93%
     11/30/98              5.07%                     1.66%                        0.78%                    0.88%
     10/31/98              3.93%                     1.32%                        0.66%                    0.98%
     09/30/98              3.98%                     1.18%                        0.62%                    0.94%
     08/31/98              3.34%                     1.23%                        0.53%                    0.60%
     07/31/98              3.28%                     1.12%                        0.52%                    0.85%
     06/30/98              2.76%                     1.14%                        0.58%                    0.81%
     05/31/98              3.63%                     1.12%                        0.61%                    0.75%
     04/30/98              3.46%                     1.03%                        0.63%                    0.69%
     03/31/98              3.30%                     1.26%                        0.51%                    0.63%
     02/28/98              6.09%                     1.42%                        0.59%                    0.52%
     01/31/98              3.34%                     0.96%                        0.41%                    0.26%
     12/31/97              3.17%                     0.86%                        0.36%                    0.01%
     11/30/97              2.89%                     0.49%                        0.00%                    0.00%

8.  Historical Loss Experience With Respect to Contracts

                                      ---------------------------------------------------------------------------------------------
                                           Collection           3 Collection           6 Collection Periods       Cumulative Since
                                             Period            Periods Ending                 Ending                Cut-off Date
                                          September-99          September-99               September-99
                                      ---------------------------------------------------------------------------------------------
a.  Number of Liquidated Contracts            318                   855                      2,004                     5,533
b.  Number of Liquidated                    0.420%                1.130%                     2.649%                   7.314%
    Contracts as a Percentage
    of Initial Contracts
c.  Required Payoff Amounts of             2,201,044             7,315,592                 15,836,928               51,858,853
    Liquidated Contracts
d.  Liquidation Proceeds Allocated          208,317               670,929                  1,403,858                 6,647,354
    to Owner Trust
e.  Aggregate Current Realized             1,992,728             6,644,663                 14,433,070               45,211,499
    Losses
f.  Aggregate Current Realized              0.174%                0.579%                     1.258%                   3.942%
    Losses as a Percentage of
    Cut-off Date Contract Pool
    Principal Balance

II.   Information Regarding the Securities

  1.  Summary of Balance Information

  ---------------------------------------------------------------------------------------------------------------------------------
                                               Principal Balance as of Class Factor as of Principal Balance as of Class Factor as of
   Class                               Coupon     October 15, 1999      October 15, 1999    September 15, 1999    September 15, 1999
                                        Rate        Payment Date          Payment Date         Payment Date          Payment Date
  ---------------------------------------------------------------------------------------------------------------------------------
a. Class A-1 Notes                   5.790000%          $0                0.00000                 $0                  0.00000
b. Class A-2 Notes                   6.030000%          $0                0.00000                 $0                  0.00000
c. Class A-3 Notes                   6.120000%      $81,123,993           0.53022            $100,872,084             0.65932
d. Class A-4 Notes                   6.190000%     $261,210,000           1.00000            $261,210,000             1.00000
e. Class A-5 Notes                   5.505000%      $38,291,985           0.36469             $40,500,920             0.38573
f. Class B Notes                     6.450000%      $68,820,000           1.00000             $68,820,000             1.00000
g. Class C Notes (Quarterly Paying)  6.480000%      $34,410,000           1.00000             $34,410,000             1.00000
h. Total                               N.A.        $483,855,978           0.42187            $505,813,004             0.44101


NOTE: AGGREGATE REQUIRED PAYOFF AMOUNT OF ALL CONTRACTS AT THE END OF THE COLLECTION PERIOD IS $483,855,978 and the CCA Balance is $51,102,024.


2.  Monthly Principal Amount
    a.      Principal Balance of Notes                                                                    $505,813,004
            (End of Prior Collection Period)
    b.      Contract Pool Principal Balance (End of Collection Period)                                    $472,767,467
    c.      Monthly Principal Amount                                                                      $ 33,045,537
3.  Gross Collections
    a.      Scheduled Payments Received                                                                   $ 21,996,147
    b.      Liquidation Proceeds Allocated to Owner Trust                                                 $    208,317
    c.      Required Payoff Amounts of Prepaid Contracts                                                  $  1,015,235
    d.      Required Payoff Amounts of Purchased Contracts                                                $         -
    e.      Proceeds of Clean-up Call                                                                     $         -
    f.      Investment Earnings on Collection, Note Distribution and Class C Funding Accounts             $     76,942
    g.      Extension Fees Allocated to Owner Trust                                                       $         -
    h.      Total Gross Collections (sum of (a) through (g))                                              $ 23,296,640
4.  Determination of Available Funds
    a.      Total Gross Collections                                                                       $ 23,296,640
    b.      Withdrawal from Cash Collateral Account                                                       $  1,804,960
    c.      Total Available Funds                                                                         $ 25,101,601
5.  Class A-5 Swap
    a.      Payment Details
            1- Class A-5 Assumed Fixed Rate                                                                  6.250000%
            2- Class A-5 Assumed Fixed Rate Day Count(30/360)                                                0.0833333
            3- Class A-5 Interest Rate (Libor + .125%)                                                       5.505000%
            4- Class A-5 Interest Rate Day Count(Actual/360)                                                 0.0833333
            5- Class A-5 Principal Amount                                                                 $ 40,500,920
    b.      Net Payment Calculation
            1- Class A-5 Assumed Fixed Payment                                                            $    210,942
            2- Class A-5  Interest Payment                                                                $    185,798
            3- Net Class A-5 Swap Payment From/(To) the Trust                                             $     25,144

6.  Application of Available Funds

-----------------------------------------------------------------------------------------------
         Item                                   Amount           Remaining Available Funds
-----------------------------------------------------------------------------------------------
a. Total Available Funds                                                       25,101,601
b. Servicing Fee                                   516,055                     24,585,546
c. Interest on Notes:
   i)         Class A-1 Notes                            -                     24,585,546
   ii)        Class A-2 Notes                            -                     24,585,546
   iii)       Class A-3 Notes                      514,448                     24,071,098
   iv)        Class A-4 Notes                    1,347,408                     22,723,690
   v)         Class A-5 Swap Net Settlement         25,144                     22,698,546
   vi)        Class A-5 Notes                      185,798                     22,512,748
   vii)       Class B Notes                        369,908                     22,142,840
   vii)       Class C Funding Account              185,814                     21,957,026
d. Principal on Notes:
   i)         Class A-1 Notes                            -                     21,957,026
   ii)        Class A-2 Notes                            -                     21,957,026
   iii)       Class A-3 Notes                   19,748,091                      2,208,935
   iv)        Class A-4 Notes                            -                      2,208,935
   v)         Class A-5 Notes                    2,208,935                              -
   vi)        Class B Notes                              -                              -
   vii)       Class C Funding Account                    -                              -
e. Deposit to Cash                                       -                              -
   Collateral Account
f. Amount to be applied in                               -                              -
   accordance with CCA
   Loan Agreement
g. Balance, if any, to Equity Certificates               -                              -


7. Accrued Monthly Principal and Interest Deposited into the Class C Funding Account

    Collection Period                                        August-99             September-99
    Beginning Balance                                          0.00                    0.00
    Principal Deposited                                        0.00                    0.00
    Interest Deposited                                      185,814.00              185,814.00
    ------------------                                      -----------             ----------
    Total Amount Available for Distribution                 185,814.00              185,814.00
    Amount Distributed                                         0.00                    0.00
    ------------------                                         -----                   ----
    Ending Balance                                          185,814.00              185,814.00

8.  Quarterly Application of Available funds in the Class C Funding Account

   ----------------------------------------------------------------------------------------------------------
           Item                                   Amount               Remaining Available Funds
   ----------------------------------------------------------------------------------------------------------
a.  Total Available Funds                                                      371,628
b.  Interest to Class C Note Holders                0                          371,628
c.  Principal to Class C Note Holders               0                          371,628

III. Information Regarding the Cash Collateral Account

1.  Balance Reconciliation

    -------------------------------------------------------------------------------------------------------------------------------
                                                                                                    October 15, 1999
                 Item                                                                                 Payment Date
    -------------------------------------------------------------------------------------------------------------------------------
    a. Available Cash Collateral Amount (Beginning)                                              $ 52,906,984
    b. Deposits to Cash Collateral Account (II.5(f))                                             $        -
    c. Withdrawals from Cash Collateral Account                                                  $  1,804,960
    d. Releases of Cash Collateral Account Surplus                                               $        -
       (Excess, if any of (a) plus (b) minus (c) over (f))
    e. Available Cash Collateral Amount (End)                                                    $ 51,102,024
       (Sum of (a) plus (b) minus (c) minus (d))
    f. Requisite Cash Collateral Amount                                                          $ 51,273,745
    g. Cash Collateral Account Shortfall (Excess, if any, of (f) over (e))                       $    171,722
2.     Calculation of Requisite Cash Collateral Amount
    a. For Payment Dates from, and including, the
       December  1997 Payment Date  to,
       and including, the December 1998 Payment Date
       1) Initial Cash Collateral Amount                                                         $ 83,153,171
    b. For Payment Dates from, and including, the
       November 1998 Payment Date until
        the Final Payment Date, the sum of
       1) 8.5% of the Contract Pool Principal Balance                                            $ 40,185,235
       2) The Aggregate Principal Balance of the Notes
        and the Equity Certificate Balance less the                                              $ 11,088,511
        Contract Pool Principal Balance
       3) Total ((1) plus (2))                                                                   $ 51,273,745
    c. Floor equal to the lesser of
        1) 2% of Cut-Off Date Contract Pool Principal                                            $ 22,938,806
       Balance ($22,938,806); and
       2) the Aggregate Principal Balance of the Notes                                           $483,855,978
    d. Requisite Cash Collateral Amount                                                          $ 51,273,745

3.     Calculation of Cash Collateral Account Withdrawals
    a. Interest Shortfalls                                                                       $        -
    b. Principal Deficiency Amount                                                               $  1,804,960
    c. Principal Payable at Stated Maturity Date of                                              $        -
       Class of Notes or Equity Certificates
    d. Total Cash Collateral Account Withdrawals                                                    1,804,960

IV.  Information Regarding Distributions on Securities

----------------------------------------------------------------------------------------------------------------------------
     Distribution                      Class A-1              Class A-2              Class A-3                Class A-4
       Amounts                           Notes                  Notes                  Notes                    Notes
----------------------------------------------------------------------------------------------------------------------------
1. Interest Due                           $ -                      $ -            $    514,448           $ 1,347,408
2. Interest Paid                          $ -                      $ -            $    514,448           $ 1,347,408
3. Interest Shortfall                     $ -                      $ -            $          -           $         -
((1) minus (2))
4. Principal Due                          $ -                      $ -            $ 19,748,091           $         -
5. Principal Paid                         $ -                      $ -            $ 19,748,091           $         -
6. Total Distribution Amount              $ -                      $ 0            $ 20,262,539           $ 1,347,408
((2) plus (4))


----------------------------------------------------------------------------------------------------------------------
   Distribution                        Class A-5              Class B                Class C
     Amounts                             Notes                 Notes                   Notes                  Totals
----------------------------------------------------------------------------------------------------------------------
1. Interest Due                         $   185,798          $ 369,908                 $ -            $  2,417,561
2. Interest Paid                        $   185,798          $ 369,908                 $ -            $  2,417,561
3. Interest Shortfall                   $      -             $      -                  $ -            $          -
((1) minus (2))
4. Principal Due                        $ 2,208,935          $      -                  $ -            $ 21,957,026
5. Principal Paid                       $ 2,208,935          $      -                  $ -            $ 21,957,026
6. Total Distribution Amount            $ 2,394,733          $ 369,908                 $ -            $ 24,374,588
((2) plus (4))


V. Information Regarding Other Pool Characteristics

------------------------------------------------------------------------------------------------------
                                                       As of End of                    As of End of
                 Item                                  September-99                      August-99
                                                    Collection Period               Collection Period
------------------------------------------------------------------------------------------------------
1.  Original Contract Characteristics
    a.      Original Number of Contracts                 75,651                          N.A.
    b.      Cut-Off Date Contract Pool               $1,146,940,285                      N.A.
            Principal Balance
    c.      Original Weighted Average                     46.6                           N.A.
             Remaining Term (in months)
    d.      Weighted Average Original Term                53.7                           N.A.
            (in months)
2.  Current Contract Characteristics
    a.      Number of Contracts                          53,086                         54,618
    b.      Average Contract Principal Balance           $8,906                         $9,070
    c.      Weighted Average Remaining Term               29.8                           30.4

VI. Capita Equipment Receivables Trust 1997-1 Prepayment Schedule

---------------------------------------------------------------------------------
   Payment Date                                                      Since Issue
      Period                                                              CPR
---------------------------------------------------------------------------------
     1                             December-97                    -0.436%
     2                              January-98                     5.709%
     3                             February-98                     6.693%
     4                               March-98                      6.904%
     5                               April-98                      7.280%
     6                                May-98                       7.462%
     7                               June-98                       6.903%
     8                               July-98                       7.298%
     9                              August-98                      7.115%
    10                             September-98                    7.118%
    11                              October-98                     6.694%
    12                             November-98                     6.643%
    13                             December-98                     7.065%
    14                              January-99                     7.152%
    15                             February-99                     7.261%
    16                              March-99                       7.336%
    17                              April-99                       7.666%
    18                               May-99                        7.937%
    19                               June-99                       7.515%
    20                               July-99                       7.873%
    21                              August-99                      7.940%
    22                             September-99                    8.047%
    23                              October-99                     7.776%


VII. Purchased, Liquidated and Paid Contracts

     A computer listing of all purchased, liquidated and paid contracts has been provided to the Indenture Trustee.

                             Servicer's Certificate

 The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of December 3, 1997 (the "Transfer and Servicing Agreement"), among
   Capita Equipment Receivables Trust 1997-1, Antigua Funding Corporation, Bankers Trust Company, as trustee under the Indenture, and AT&T Capital
Corporation, in its individual capacity and as Servicer, DO  HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section
3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on October 15, 1999.

 This Certificate shall constitute the Servicer's Certificate as required by
Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.


                                     AT&T Capital Corporation

                                     Thomas G. Adams
                                     ---------------
                                     Thomas G. Adams
                                     Senior Vice President, Financial Reporting